THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "1933 ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT
     AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH NOTE UNDER THE 1933 ACT, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE MAKER) OF COUNSEL SATISFACTORY TO THE MAKER, SUCH REGISTRATION IS NOT REQUIRED.


                               CRW FINANCIAL, INC.

                          Subordinated Promissory Note

                           Philadelphia, Pennsylvania
                                  May 16, 1996


         FOR VALUE RECEIVED, CRW Financial, Inc., a Delaware corporation ("Maker"), hereby promises to pay to _________________, ("Payee"), at __________________ or such other place as Payee may from time to time designate in writing, the Principal Amount (as defined herein) together with interest thereon from the Closing Date, at the rate of 12% per annum, all as provided herein. All interest hereunder shall be computed on the basis of a 365 day year.

A.       GENERAL TERMS

         1.       Definitions.

         For purposes hereof:

         "Common Stock" shall mean the common stock, par value $.01 per share, of CRW Acquisition Corp. ("CRW").

         "Notes" shall mean the notes (including this Note) issued by the Maker on the date hereof in the aggregate amount of $2,100,000.

         "Overalotment Sale" shall mean the sale, if any, of Common Stock by the Maker pursuant to the overalotment option granted by the underwriters of the registered initial public offering by CRW of the Common Stock.

         "Principal Amount" shall be ____________ Dollars.


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         "Pro-Rata Amount" shall mean the amount equal to product of (x) the net proceeds received by the Maker from the Overalotment Sale and (y) _____
[fraction will be the Principal Amount divided by $2.1MM].

         "Security Agreement" means the Security Agreement between Maker and the Payee, dated the date hereof.

         "Senior Event of Default" shall mean an occurrence of a default under the terms of any Senior Indebtedness, which default shall not have been cured or waived or shall not have ceased to exist.

         "Senior Indebtedness" means all obligations of any type or nature, currently owing or hereafter created by the Maker for money borrowed from any bank or other institutional financing organization, including obligations pursuant to any modification, refinancing or extension thereof, and all principal, interest, premiums, charges, and other sums related to any of such obligations. or the guarantee of any of such obligations; provided, however, that Senior Indebtedness shall not include any obligations to an Affiliate.

         "Subordinated Creditor" means the holder of this Note, including the Payee.

         "Subordinated Indebtedness" means all obligations of any type or nature currently owing or hereafter due from the Maker under this Note, together will all interest and other charges or expenses incidental thereto.

         2.       Payment of Principal and Interest.

         (a) The unpaid Principal Amount of this Note and the unpaid interest accrued thereon shall be due and payable as follows:

                  (i) In whole upon the closing of the Overalotment Sale if the net proceeds received by the Maker from the Overalotment Sale equal or exceed the sum of $2,100,000 plus all accrued and unpaid interest on all of the Notes through the date of the consummation of the Overalotment Sale;

                  (ii) The Pro-Rata Amount upon the closing of the Overalotment Sale if the net proceeds received by the Maker from the Overalotment Sale is less than the sum of (x) $2,100,000 and (y) the accrued and unpaid interest on all of the Notes through the date of the consummation of the Overalotment Sale; and the balance of the Principal Amount in quarterly installments as nearly equal as possible together with accrued interest beginning on January 1, 1997 (and on each April 1, July 1, October and January 1 thereafter through October 1, 1998);

                  (iii) In quarterly installments of 12.5% of the Principal Amount each plus all accrued and unpaid interest hereunder beginning on January 1, 1997 (and on each April 1, July 1, October and January 1 thereafter through October 1, 1998) if the Overalotment Sale has not been


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consummated on or before that date.

         (b) All sums payable hereunder shall be payable in lawful money of the United States of America and shall be applied first to accrued and unpaid interest and then in reduction of the Principal Amount. Subject to Section 6 hereto, this Note may be prepaid at any time after the first scheduled payment of the Principal Amount without payment of premium or penalty, upon 10 days' prior written notice to Payee.

         3.       Presentment.

         (a) Maker hereby waives diligence, demand, presentment for payment, protest and notice of protest, notice of acceleration, and all other notices or demands of any kind except as expressly provided herein.

         (b) Maker may treat Payee as the holder and owner of this Note (notwithstanding any notations of ownership or writing hereon made by anyone other than Maker) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Note to Maker for registration of transfer.

         (c) By acceptance of this Note, Payee agrees that prior to any transfer of this Note or any transfer of the related shares issued upon conversion hereof, such holder will give written notice to Maker, together with a copy of the opinion of such holder's counsel as to the non-necessity for registration under all applicable securities laws in connection with any such transfer (which opinion shall be reasonably satisfactory to counsel for Maker).

         4.       Default.

         (a) If any one or more of the following events shall occur and be continuing:

                  (i) default shall be made in any scheduled payment of the Principal Amount or accrued interest when and as the same shall become due and payable, either at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                  (ii) Maker shall (A) apply for or consent to the appointment of a receiver, trustee or liquidator of Maker or any of its property,
         (B) admit in writing its inability to pay its debts as they mature, (C) make a general assignment for the benefit of creditors, (D) commence a voluntary case under the federal bankruptcy laws or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any other bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (E) take corporate action for the purpose of effecting any of the foregoing; or an order, judgment or decree shall be entered, without the application, approval or consent of the Maker, by any court of competent jurisdiction, approving a petition seeking

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         reorganization of Maker or of all or a substantial part of the assets of Maker and such order, judgment or decree shall continue unstayed and in effect for a period of 60 days;

then Payee may by notice in writing to the Maker declare the unpaid principal of this Note, with accrued interest, to be forthwith due and payable.

         Maker shall also be obligated to pay, as part of the indebtedness evidenced by this Note, all costs of collection, whether or not a suit is brought, including any reasonable attorneys' fees that may be incurred in the collection or enforcement hereof.

         5. No Comparable Obligations. Maker shall not take any steps to create or encourage the making of a market in this Note, to register this Note or otherwise to render this Note readily tradable in an established securities market. Maker represents and warrants to Payee that it has not issued any other obligations which are of a comparable character to this Note and which are readily tradable on an established securities market.

         6.       Subordination.

         (a) Any right of the Payee, its representatives, successors or assigns, to payment under or in respect of the Subordinated Indebtedness is hereby expressly subordinated, to the extent and in the manner set forth in the Subordination Agreement dated the date hereof by and among Payee, Maker and Mellon Bank N.A. attached hereto as Exhibit A.

B.       OTHER

         1. Notice. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto given in accordance with the foregoing notice procedures:

         If to Maker:

                  CRW Financial, Inc.
                  443 S. Gulph Road
                  King of Prussia, PA  19406
                  FAX:  610-962-5109
                  Attention:  Chief Financial Officer

         with a required copy to:


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                  Morgan, Lewis & Bockius LLP
                  2000 One Logan Square
                  Philadelphia, PA 19103
                  FAX: 215-963-5299
                  Attention: Stephen M. Goodman, Esquire

         If to Payee:


         with a required copy to:

         2. Governing Law. This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

                                                     CRW FINANCIAL, INC.



                                       By:
                                         -------------------------------------
                                      Name:
                                         -------------------------------------
                                     Title:
                                         -------------------------------------

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